UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      1-13245              75-2702753
-------------------------------       -----------       ---------------------
(State or other jurisdiction of        Commission          (I.R.S. Employer
incorporation or organization)         File Number      Identification Number)



5205 N. O'CONNOR BLVD., SUITE 900, IRVING, TEXAS                75039
------------------------------------------------             -----------
   (Address of principal executive offices)                   (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

          (c)  Exhibits.............................................      3

Item 12.  Disclosure of Results of Operations and Financial
          Condition.................................................      3

Signatures..........................................................      4

Exhibit Index.......................................................      5



                                       2



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                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)   Exhibits

             99.1   News Release dated October 30, 2003
             99.2   Schedules Attached to News Release dated October 30, 2003

ITEM 12.     DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company"), are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves, implement its business plans or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war and terrorism. These and other risks are described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the United States Securities and Exchange Commission.

       On October 30, 2003, the Company issued a news release with financial statements and schedules that are attached hereto as exhibits 99.1 and 99.2. In the news release, the Company announced financial and operating results for the quarter ended September 30, 2003, provided an operations update and provided a fourth quarter 2003 financial outlook based on current expectations.


                                       3





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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date:   October 30, 2003        By:   /s/ RICHARD P. DEALY
                                    -------------------------------------------
                                      Richard P.  Dealy
                                    Vice President and Chief Accounting Officer


                                       4



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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.         Description

   99.1*            News Release dated October 30, 2003
   99.2*            Schedules Attached to News Release dated October 30, 2003

-------------
* filed herewith


                                       5




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